Herzfeld Caribbean Basin Fund, Inc.

Schedule of Investments as of March 31, 2021 (unaudited)

Shares or Principal Amount	Description	Fair Value

Common Stocks – 99.82% of net assets

Aerospace and Defense - 2.24%

74,174	Aersale Corp.*	$911,598

Airlines - 4.29%

4,491	Bristow Group, Inc.*	116,227
20,250	Copa Holdings, S.A.	1,635,998

Banking and finance - 18.65%

23,280	Bancolombia, S.A.	744,727
56,289	Banco Latinoamericano de Comercio Exterior, S.A.	851,653
16,956	Evertec, Inc.	631,102
244,477	First BanCorp. (Puerto Rico)	2,752,811
37,394	Popular, Inc.	2,629,546
3,844	W Holding Company, Inc.*[1]	--

Communications - 2.41%

10,698	América Móvil, S.A.B. de C.V. Series L ADR	145,279
209,144	América Móvil, S.A.B. de C.V.	142,548
479,175	Fuego Enterprises, Inc.*	407,299
207,034	Grupo Radio Centro S.A.B. de C.V.*	37,481
18,854	Grupo Televisa, S.A.B. ADR	167,046
32,272	Spanish Broadcasting System, Inc.*	49,376
33,226	Telesites S.A.B. Series B-1*	34,416

Conglomerates and holding companies - 0.00%

250,000	Admiralty Holding Company*[1]	--

Construction and related - 29.58%

220,645	Cemex, S.A.B. de C.V. ADR	1,537,896
20	Ceramica Carabobo Class A ADR*[1]	--
3,000	Martin Marietta Materials	1,007,460
71,874	MasTec, Inc.*	6,734,594
77,117	PGT Innovations, Inc.*	1,947,204
5,000	Vulcan Materials	843,750

See accompanying notes to the schedule of investments

Herzfeld Caribbean Basin Fund, Inc.

Schedule of Investments as of March 31, 2021 (unaudited) (continued)

Shares or Principal Amount	Description	Fair Value

Food, beverages and tobacco – 5.86%

503,164	Becle, S.A.B. de C.V.	$ 1,147,745
18,900	Fomento Económico Mexicano, S.A.B. de C.V. Series UBD	142,412
14,610	Fomento Económico Mexicano, S.A.B. de C.V. ADR	1,100,571

Housing – 3.10%

15,500	Lennar Corporation	1,265,375

Investment companies - 0.00%

70,000	Waterloo Investment Holdings Ltd.*[1]	--
24,698	Retail Value, Inc.	462,100

Leisure – 14.07%

25,559	Carnival Corporation	678,336
6,745	Marriott Vacations Worldwide Corporation	1,174,844
64,717	Norwegian Cruise Line Holdings Ltd.*	1,785,542
24,570	Royal Caribbean Cruises Ltd.	2,103,438

Mining - 0.05%

3,872	Grupo México, S.A.B. de C.V. Series B	20,412

REIT – 1.13%

24,698	Retail Value, Inc.	85,370

Retail – 1.84%

1,270	Grupo Elektra, S.A.B. de C.V. Series CPO	85,370
210,222	Wal-Mart de México, S.A.B. de C.V. Series V	663,954

Transportation Infrastructure - 2.88%

6,600	Grupo Aeroportuario ADR*	1,173,414

Trucking and marine freight – 1.24%

137	Seaboard Corporation	505,529

See accompanying notes to the schedule of investments

Herzfeld Caribbean Basin Fund, Inc.

Schedule of Investments as of March 31, 2021 (unaudited) (continued)

Shares or Principal Amount	Description	Fair Value

Utilities – 11.48%

23,200	Caribbean Utilities Ltd. Class A	$ 342,200
58,877	Consolidated Water Company Ltd.	791,896
700	Cuban Electric Company*[1]	--
26,976	NextEra Energy, Inc.	2,039,655
32,943	New Fortress Energy, Inc., Class A	1,512,413

Other - 1.00%

25,000	Geltech Solutions, Inc.*	919
55,921	Margo Caribe, Inc.*	408,223
79	Siderurgica Venezolana Sivensa, S.A. Series B*[1]	--

Total common stocks (cost $26,568,492)	40,732,359

Bonds – 0.00% of net assets

$165,000	Republic of Cuba - 4.5%, 1977 - in default*[1]	--

Total bonds (cost $63,038)	--

Money Market Funds – 0.32%

132,344	Federated Government Obligations Fund, Institutional Class, 0.01%[2]	132,344

Total money market funds (cost $132,344)	132,344

Total investments (cost $26,763,874) – 100.14% of net assets	40,864,703

Liabilities in excess of other assets – (0.14%) of net assets	(61,185)

Net assets - 100%	40,803,518

1 Securities have been fair valued in good faith using fair value methodology approved by the Board of Directors. Fair valued securities comprised 0.00% of net assets.

2 Rate disclosed is the seven day effective yield as of March 31, 2021.

* Non-income producing

The investments are concentrated in the following geographic regions (as percentages of net assets)(unaudited):

United States of America	61.42%
Mexico	15.68%
Puerto Rico	13.19%
Panama	6.10%
Other, individually under 5%**	3.61%
100.00%

**Amount includes liabilities in excess of other assets of (0.14)%.

See accompanying notes to the schedule of investments

The Herzfeld Caribbean Basin Fund, Inc. (the “Fund”) records its investments in securities at fair value. Under generally accepted accounting principles (“GAAP”), fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants at the measurement date.

In determining fair value, the Fund uses various valuation approaches. GAAP establishes a fair value hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available.

Observable inputs are those that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s assumptions about the inputs market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The fair value hierarchy is categorized into three levels based on the inputs as follows:

Level 1:	unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2:	observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an active market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3:	unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of valuation techniques and observable inputs can vary from security to security and is affected by a wide variety of factors including the type of security, whether the security is new and not yet established in the marketplace, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Those estimated values do not necessarily represent the amounts that may be ultimately realized due to the occurrence of future circumstances that cannot be reasonably determined. Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used had a ready market for the securities existed. Accordingly, the degree of judgment exercised by the Fund in determining fair value is greatest for securities categorized in Level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement in its entirety falls, is determined based on the lowest level input that is significant to the fair value measurement.

Fair value is a market-based measure considered from the perspective of a market participant rather than an entity-specific measure. Therefore, even when market assumptions are not readily available, the Fund’s own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date. The Fund uses prices and inputs that are current as of the measurement date, including periods of market dislocation. In periods of market dislocation, the observability of prices and inputs may be reduced for many securities. This condition could cause a security to be reclassified to a lower level within the fair value hierarchy.

Investments in securities traded on a national securities exchange (or reported on the NASDAQ National Market or Capital Market) are stated at the last reported sales price on the day of valuation (or at the NASDAQ official closing price); other securities traded in the over-the-counter market and listed securities for which no sale was reported on the date are stated at the last quoted bid price. Restricted securities and other securities for which quotations are not readily available are valued at fair value as determined by the Board of Directors.

The following table summarizes the classification of the Fund’s investments by the above fair value hierarchy levels as of March 31, 2021:

	Level 1	Level 2	Level 3	Total
Assets (at fair value)
Common stocks
USA	$24,927,185	-	-	$24,927,185
Mexico	6,398,544	-	-	6,398,544
Panama	2,487,650	-	-	2,487,650
Puerto Rico	5,382,357	-	-	5,382,357
Cayman	791,896	-	-	791,896
Colombia	744,727	-	-	744,727
Bonds
Cuba	-	-	-	-
Money Market Funds	132344	-	-	132,344
Total Investments in securities	$40,864,703	-	-	$40,864,703

The fair valued securities (Level 3) held in the Fund consisted of Cuban Electric Company, Ceramica Carabobo, Siderurgica Venezolana Sivensa S.A., Admiralty Holding Company, Waterloo Investment Holding, W Holding Company and Republic of Cuba 4.5% bond. There was no change in value since June 30, 2020, therefore no Level 3 reconciliation table is required.

For more information with regards to significant accounting policies, see the most recent semi-annual or annual report filed with the Securities and Exchange Commission.

As of March 31, 2021, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/(depreciation) were as follows:

Aggregate cost of securities for federal income tax purposes	$ 26,975,673

Gross unrealized appreciation	$ 16,032,232
Gross unrealized depreciation	(2,143,202)
Net unrealized appreciation (depreciation) on investments	$ 13,889,030